INVESTMENT MANAGER'S REPORT

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio (V&G) on
September 30, 2002 was $14.70.   In a challenging period for any
fund manager, your fund managed in the last 12 months to lose less than three percent. For the same period, the Russell 2000 (smaller stocks) was down 9.3%, and the S&P 500 (larger stocks) was down 21.7%.
The bear market that has plagued stocks the last three years, we
believe, is over.   As such, we are very optimistic for stocks.  We
hope you will spend a few minutes reading our commentary "Crisis in Confidence" and perusing this year's annual report. We think the story is compelling.


Periods             V&G1     Russell 20003   S&P 5003
                             Smaller Stocks  Larger Stocks
Last Quarter       -19.0         -21.4         -17.6
Last Six Months    -20.7         -28.0         -28.9
Last 1 Year         -3.0          -9.3         -21.7
Last 3 Years         4.6          -4.1         -12.9
Last 5 Years        -2.6          -3.2          -1.6
Since Inception      7.2           4.0           6.5

(See Graph on Page 6)
       Of course, you know the old caveat, "past performance may not be indicative of future results."

1 After the maximum sales charge of 4.5%, the returns for the last quarter, last 6 months, last 12 mos., last 3 years, last 5 years, and since inception (11/06/95) would be: (22.6)%, (24.2)%, (7.3)%, 3.0%, (3.5)%, and 6.5% respectively. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 Calendar years. Highest comparative returns for each period are shaded.
3 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.

INVESTMENT MANAGER'S REPORT

Crisis of Confidence

It doesn't get much tougher than this. The recently completed third quarter was one of the five worst quarters for the S&P 500 in the
last 50 years, as was the third quarter of last year.   To top it off, the
third quarter occurred in an environment where the S&P 500 has dropped 50% from its peak, the NASDAQ has plunged 77%, and the average stock held by customers at Merrill Lynch was sickenly down even more. Your fund has done considerably better in the last several years, but we suspect neither one of us has enjoyed the ride.
The S&P 500 has now declined for over 900 days, a period of time exceeded only by the bear market of 1946-49, and the great depression of 1929-34. Out of the 25 bear markets or corrections since 1941, no other has declined as much as this one, albeit the bear market of 1973-74 was close with a decline of 48%. The question we all have-When is it going to end?

Our letter this quarter tries to address that question. The key: Do economic fundamentals-earnings growth, interest rates and valuations--justify today's prices, or are investors seeing only gloom?

One of the truths in investing is that investor emotions swing far
more widely than economic fundamentals.   Just as the
fundamentals of the "new economy" never justified the recent bubble market of three years ago, we believe the economic fundamentals today support far higher stock prices, especially in the smaller and mid-cap stocks. But with shock after shock, investors just cannot get their balance. Investors are having a crisis of confidence.

Recent History

As we started to recover from the psychological devastation inflicted by September 11th, fear of corrupt executives dominated headlines and magazine covers. "Perp walks" were the lead story on the nightly news, but soon we began to regain some confidence through the SEC's new requirement that executives certify each financial statement under the penalty of perjury.

There is no doubt that financial statements today are cleaner than they have been in a long time. "Operating" earnings are no longer the primary barometers by which companies' prospects are judged.
Earnings purity analysis is now widely

INVESTMENT MANAGER'S REPORT

disseminated to investors
who increasingly emphasize the quality of reported earnings. The market responded earlier this quarter with a tremendous rally off the bottom in July. Second quarter earnings were coming in stronger than expected, and the prevailing mood was for a brief time one of optimism and confidence that America would successfully purge its capitalistic system of the inevitable excesses and abuses that regularly occur as very long economic expansions mature and peak.
How many new corporations had falsified their statements? Other than the usual suspects, there were none.

The rally was short circuited as the war winds began to blow. Although most indications are that the Iraqi army is one-third to one-fifth what it was in 1990, historically, anytime a military conflict has been anticipated, investors tend to sell first and ask questions later. Stocks discount the worst-case scenario. So the worst period for the market is in the build-up to the actual military engagement.

The Last War

In 1990, the market bottomed more than three months before the first missiles were launched on Iraq. Jim Stack reports, "The day the conflict was launched, the stock market rallied 4.6%. Within 4 weeks, the DJIA had gained 15.9%." This pattern has been repeated time and time again. While many disagree as to the ease with which we can dispose of Hussein, former President Clinton said on the Letterman show, that a war to rid Iraq of Hussein would last no more than two or three weeks. Perhaps inspections will do the trick and outright war will be averted, but if this hopeful outcome is not achievable, there is no indication that the US is not equipped to effectively deal with Iraq.

Recovery Intact

The early stages of an economic recovery are typically marked by mixed signals and crosscurrents. This recovery is no different. Even a brief dip into negative growth for a quarter or two does not imply that the economy is permanently impaired, although the best leading index of the economy put out by the Economic Cycle & Research Institute indicates a weak upturn, but no double-dip. Longer term, the fundamentals of economic growth are simply increases in

INVESTMENT MANAGER'S REPORT


productivity per worker, combined with population growth. This is why the long-term growth rate of stocks has been so persistent.

Population growth has historically been 1-2% per year, and productivity growth has averaged 2% a year seemingly forever.
The mistake made by the markets in the late 1990s resulted from the intoxicating belief often articulated by Alan Greenspan, that technology had permanently raised the level of U.S. worker productivity. The new era proponents sounded almost Utopian in describing a world in which every entrepreneur struck it rich, and the government needed to cut taxes to prevent the surplus from becoming so large. The Internet and many other innovations created over the last 10 years undoubtedly impacted productivity, just not as much as people thought. Productivity continues to grow at the same old 2% rate, year in and year out. Reflecting the economic wealth generated by population and productivity growth is why stocks ultimately have always gone higher.

The economy is not booming, but it is recovering. Business is not booming, but nor is it as bad as the headlines would lead one to believe. We're currently bumping along a solid economic bottom.
It's not a question of whether earnings are improving, but by how much. Predictably over-optimistic analysts are revising down expectations for a "v-shaped" recovery during the second half of 2002 and this is leading to much stress in the market in the latter part of the third quarter and early part of the forth quarter. Analysts refer to this period as the "pre-announcement season."

Technology earnings that were forecast to rise 42% in the forth quarter (a patently ridiculous prediction) are being brought in line with reality, adding to technology companies' overvaluation. If you take technology out of the equation, which would be more consistent with your portfolios that have been underweight technology for the last three or four years, you have an S&P 500 that is priced at less than 20 times earnings. Today, the market is cheaper than it has been at any time in the last 10 years. Relative to interest rates, non-technology stocks seem as cheap as they have been in a generation.

If economic fundamentals are intact, the key for starting the next bull market is investor confidence. We doubt that the world has to improve much to assuage investor concerns, it just has to stop getting worse.

INVESTMENT MANAGER'S REPORT

Back to our question-When is it going to end? The precise answer is we don't know, nor does anyone else. But because the markets reflect investor gloom rather than gloomy fundamentals, we think change could come quickly. History suggests that the largest bull markets emerge out of the periods of deepest pessimism. History also suggests that the earliest phase of a bull market is often the strongest. It is not unprecedented for the market to rally 50-60% or more in the year coming out of the trough of a severe bear market with smaller stocks to doing even better.

The NASDAQ has wiped out six years of gains, but the last ten years worth of returns are still perfectly in line with historic norms, returning 9% a year. This is what the market will likely continue to earn long term, but returns will be lumpy. Some years the market will soar 40%, others years it may plunge 20%. Occasionally, as we had in the last three years, several bad years may coincide.

Ultimately, though, stocks move higher. They always have. As long as Americans continue to be enterprising and productivity grows, stocks will move higher. Nothing we see can dissuade us that stocks still are the best long-term investment, and that a market upturn is eminent.

Value & Growth Portfolio Comparison with
Unmanaged Indices
November 6, 1995 - September 30, 2002

[GRAPHIC OMITTED]

Period             TCVGX      Russell 2000       S&P 500
                   (@NAV)     (smaller stocks)   (larger stocks)

Ending Value      $15,396        $13,120           $15,409
1 year             -3.0%          -9.3%             -21.7%
5 years            -2.6%          -3.2%              -1.6%
Since Inception     7.2%           4.0%               6.5%
Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

History of Bear Markets

Peak        Price     Date of     # Days    % Chg.     Price of   Recovery  # Days     % Chg. In
                      Bottom      From      In Price   Bottom     Date      From       Price from
                                  Peak to   from                            Bottom to  Trough to
                                  Bottom    Peak to                         Recovery   Recovery
                                            Bottom


Bear Markets of 30 to 50%
01/11/73   120.24     10/03/74     630      -48.2%       62.28     07/17/80  2114       95.0%
11/29/68   108.37     05/26/70     543      -36.1%       69.29     03/06/72   650       57.0%
08/25/87   336.77     12/04/87     101      -33.5%      223.92     07/20/89   594       50.7%
01/10/41    10.86     04/28/42     473      -31.2%        7.47     02/24/43   302       45.9%
11/28/80   140.52     08/12/82     622      -27.1%      102.42     11/03/82    83       39.5%
            AVG                    474      -35.2%                            749       57.6%

Bear Markets of 20 to 30%
05/29/46    19.25     06/13/49    1111      -29.6%       13.55     06/09/50   361       42.1%
12/12/61    72.64     06/26/62     196      -28.0%       52.32     09/03/63   434       38.9%
07/20/98 1,190.58     10/08/98      80      -22.4%      923.32     11/24/98    47       29.0%
02/09/66    94.06     10/07/66     240      -22.2%       73.20     05/04/67   209       28.9%
08/02/56    49.74     10/22/57     446      -21.6%       38.98     09/24/58   337       27.7%
07/16/90   369.78     10/11/90      87      -20.4%      294.51     02/12/91   124       25.8%
            AVG                    360      -24.0%                            252       32.1%

Corrections of 10 to 20%
01/05/53    26.66     09/14/53     252      -14.8%       22.71     03/11/54   178       17.5%
10/10/83   172.65     07/24/84     288      -14.4%      147.82     01/21/85   181       18.5%
06/12/50    19.40     07/13/50      31      -14.0%       16.69     09/22/50    71       16.5%
08/03/59    60.71     10/25/60     449      -13.9%       52.30     01/27/61    94       17.1%
07/19/99  1420.14     10/18/99      91      -13.1%     1233.66     11/06/99    29       15.1%
07/14/43    12.64     11/29/43     138      -13.1%       10.99     06/14/44   198       15.2%
10/07/97   983.12     10/28/97      21      -13.0%      855.27     12/04/97    37       15.0%
01/03/90   360.59     01/30/90      27      -11.3%      319.83     05/29/90   119       12.8%
05/23/96   681.10     07/16/96      54      -11.0%      605.88     09/13/96    59       12.5%
09/23/55    45.63     10/11/55      18      -10.6%       40.80     11/14/55    34       13.8%
01/03/00  1478.00     02/28/00      56      -10.4%    1,325.02     03/21/00    22       12.7%
02/19/97   817.68     04/14/97      54      -10.3%      733.54     05/05/97    21       13.2%
09/25/67    97.59     03/05/68     162      -10.1%       87.72     05/01/68    57       11.7%
02/05/46    18.70     02/26/46      21      -10.1%       16.81     04/09/46    42       12.3%
             AVG                   119      -12.1%                             82       14.6%

Current Decline
03/24/00  1552.87     10/10/02     930       50.5%      768.67        na       na        na

Source:  Dessauer Letters, "S&P 500 Correction and Bear Markets Since 12/02/40", and Baseline.



Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Aerospace/Defense               31,000 Ducommon Inc*                    545,910      2.70

Agricutural Prod.               20,300 Central Garden & Pet Co*         347,333      1.70

App. Software                    5,000 Activision Inc*                  119,650      0.60
                                 4,000 Take-Two Interactive Software*   116,000      0.60
                                                                        235,650      1.20

Auto Manuf.                      6,700 Winnebago Industries             264,851      1.30

Auto Parts                       7,000 Aftermarket Tech Co*              90,510      0.40
                                 2,500 Lear Corporation*                104,125      0.50
                                16,800 Spartan Motors Inc               189,840      0.90
                                                                        384,475      1.80

Banks                            3,000 City National Corp               140,310      0.70
                                 1,300 Financial Institutions Inc        35,295      0.20
                                10,000 First Sentinel Bancorp Inc       135,300      0.70
                                10,000 First Federal Financial Group*   257,500      1.30
                                 5,900 Greenpoint Financial Corp        246,266      1.20
                                 4,000 New York Community Bancorp       112,680      0.60
                                 5,700 Port Financial Corporation       228,057      1.10
                                 3,000 Quaker City Bancorp Inc*          99,510      0.50
                                 5,000 R & G Financial Corp - Cl-B      109,100      0.50
                                 5,200 Southwest Bancorp Inc/Okla       130,780      0.60
                                 3,000 TCF Financial Corp               126,990      0.60
                                 6,000 WSFS Financial Corp              168,000      0.80
                                                                      1,789,788      8.80

Building Products                1,200 American Woodmark Corp            60,888      0.30


Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Casinos & Gaming                21,000 Ameristar Casinos Inc*           398,160      1.90
                                12,100 Boyd Gaming Corp*                225,907      1.10
                                 6,000 Gtech Holdings Corp*             148,920      0.70
                                24,900 Monarch Casino & Resort*         331,668      1.60
                                 9,700 Penn National Gaming Inc*        183,136      0.90
                                                                      1,287,791      6.20

Comp. Hardware                  10,000 Neoware Systems Inc*             139,000      0.70

Comp. Strg/Periph.              13,000 Iomega Corp*                     138,970      0.70

Constuction Mats.                4,000 Lafarge North America Inc        115,880      0.60

Consumer Elec.                  79,600 Emerson Radio Corp*              294,520      1.40

Consumer Finance                 4,000 Countrywide Credit Ind Inc       188,600      0.90
                                16,400 Idine Rewards Network*           151,700      0.70
                                 6,000 New Century Financial Corp       140,400      0.70
                                11,300 World Acceptance Corp*            89,496      0.40
                                                                        570,196      2.70

Footwear                        15,100 Brown Shoe Company Inc           270,290      1.30

Gas Utilities                    3,500 UGI Corp                         127,225      0.60

Gold                             5,000 Anglogold Limited-Spon ADR       133,250      0.70
                                32,000 Ashanti Gold Fields Company*     181,760      0.90
                                25,200 Goldcorp Inc                     277,956      1.40
                                                                        592,966      3.00

Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Health Care--                    5,000 Apria Healthcare Group*          117,800      0.60
Dist./Svcs.                     13,900 Dynacq Intl Inc*                 161,796      0.80
                                 3,000 Express Scripts Inc*             163,560      0.80
                                 2,100 Grupo Casa S.A. ADR*              15,414      0.10
                                 5,000 Pediatrix Medical Group Inc*     154,950      0.80
                                                                        613,520      3.10

Health Care--                    5,900 Bio-Rad Labs-A Class*            222,194      1.10
Equipment                       10,000 CenterPulse ADR*                 145,900      0.70
                                   700 Mentor Corp                       22,316      0.10
                                                                        390,410      1.90

Health Care--                    8,200 Curative Health Services*         88,970      0.40
Facility                        19,200 Hanger Orthopedic Group Inc*     305,280      1.50
                                                                        394,250      1.90

Health Care--                   10,000 Caremark RX Inc*                 170,000      0.80
Managed Care                    15,000 Coventry Health Care Inc*        487,500      2.40
                                 9,300 Mid Atlantic Med Svcs Inc*       336,660      1.60
                                                                        994,160      4.80

Homebuilding                    18,500 Hovnanian Enterprises Inc Cl- A* 625,300      3.10
                                 3,000 KB Home                          146,520      0.70
                                 3,000 Ryland Group Inc                 111,510      0.50
                                                                        883,330      4.30

Household Product                4,000 Church & Dwight                  132,600      0.60

Housewares & Specs.              7,000 Blyth Inc                        195,300      1.00

Industrial Conglomerates         5,000 Tyco International Ltd            70,500      0.30


Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Insurance--                      2,000 MGIC Investment                   81,660      0.40
Prop/Cas                         2,000 Penn-America Group Inc            18,100      0.10
                                 1,400 Radian Group Inc                  45,724      0.20
                                                                        145,484      0.70

Integrated Tele.                15,300 Talk America Holdings Inc*        35,496      0.20

IT Consulting &                100,000 Carreker Corporation*            613,000      3.00
Service                          6,000 Sunguard Data Systems Inc*       116,700      0.60
                                                                        729,700      3.60

Leisure Products                18,200 Action Performance Cos Inc*      467,740      2.30
                                 4,200 Johnson Outdoors Inc*             44,142      0.20
                                12,300 Racing Champions Corp*           200,982      1.00
                                 6,099 Thane International Inc*          10,368      0.10
                                                                        723,232      3.60
Multi-Sector
Holdings                        24,000 Walter Industries Inc            294,720      1.40

Networking
Equipment                        4,500 SCM Microsystems Inc*             17,771      0.10

Office Electronics              15,000 Ikon Office Solution             118,200      0.60

Packaged                         8,900 Omega Protein Corporation*        33,553      0.20
Foods/Meats                      2,500 Sanderson Farms                   40,000      0.20
                                                                         73,553      0.40

Personal Products                6,500 Del Laboratories Inc*            117,520      0.60
                                20,600 NBTY Inc*                        267,388      1.30
                                                                        384,908      1.90

Pharmaceuticals                  2,000 Barr Laboratories Inc*           124,580      0.60


Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Publishing                       7,000 Wiley (John) & Sons Cl-A         154,070      0.80

REITS Eq. Retail                 1,000 General Growth Inds               51,500      0.30
                                 4,000 Weingarten Realty Inv            146,400      0.70
                                                                        197,900      1.00
REITS Mortgage
Back                             5,000 Thornburg Mortgage Inc            93,950      0.50

Restaurants                      6,000 Applebees Intl Inc               131,520      0.60
                                 7,000 Landry's Restaurants             158,130      0.80
                                23,500 Lone Star Steakhouse             493,265      2.40
                                 5,000 Outback Steakhouse Inc           137,400      0.70
                                 3,000 Papa Johns Intl Inc*              87,390      0.40
                                                                      1,007,705      4.90

Retail--Apparel                 10,000 Cato Corp New Cl-A               189,800      0.90
                                11,000 Gymboree Corp*                   179,410      0.90
                                14,500 Jos A Banks Clothiers Inc*       259,695      1.30
                                 3,700 Mother's Work Inc*               140,711      0.70
                                 8,900 Shoe Carnaval Inc*               126,825      0.60
                                                                        896,441      4.40

Retail--                         4,000 Electronics Boutiques Holding*   109,800      0.50
Computers/Elec.                 10,900 Movie Gallery Inc*               163,609      0.80
                                14,000 Rex Stores Corporation*          144,200      0.70
                                                                        417,609      2.00

Retail--Food                    21,000 Winn-Dixie Stores Inc            275,520      1.30

Retail--Home
Improvement                     31,700 Blue Rhino Corporation*          484,693      2.40


Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Services--Data
Processing                       6,500 Concord EFS Inc*                 103,220      0.50

Services--                       4,000 Deluxe Corp                      180,240      0.90
Div/Commercial                  13,000 G & K Services Inc - Cl-A        440,050      2.20
                                10,000 ITT Educational Services Inc*    187,700      0.90
                                 8,200 Navigant Consulting Co*           45,264      0.20
                                10,000 PRG-Schultz Intl Inc*            123,800      0.60
                                 5,000 Regis Corp*                      141,450      0.70
                                 1,100 Wackenhut Corrections Corp*       12,474      0.10
                                                                      1,130,978      5.60

Services--                         400 Headwaters Inc*                    5,528      0.10
Environmental                    3,700 Waste Connections*               128,723      0.60
                                                                        134,251      0.70
Services--Office
Supplies                        11,000 New England Business Services    232,650      1.10

Specialty Stores                10,000 Autonation Inc*                  115,200      0.60
                                 3,800 Autozone Inc*                    299,668      1.50
                                 5,000 Borders Group*                    79,000      0.40
                                 5,000 Group 1 Automotive Inc*          111,750      0.50
                                 7,000 Hollywood Entertainment*         101,640      0.50
                                11,000 Petsmart Inc*                    195,910      1.00
                                 5,500 Rent-A-Center Inc*               285,725      1.40
                                24,200 Select Comfort Corp*             148,830      0.70
                                 5,000 Sonic Automotive Inc*             88,500      0.40
                                20,000 The Sports Authority Inc         119,400      0.60
                                                                      1,545,623      7.60

Steel                            8,000 Steel Dynamics Inc*              104,720      0.50
                                 6,000 Steel Technologies Inc           101,760      0.50
                                                                        206,480      1.00


Value & Growth Portfolio
Portfolio of Investments
September 30, 2002

Industry                        Shares       Company                    Market         %
                                                                        Value

Tobacco                          6,100 Dimon Inc                         38,064      0.20
                                 3,000 Phillip Morris Co Inc            116,400      0.60
                                 3,000 UST Inc                           84,630      0.40
                                                                        239,094      1.20

Trucking                         6,300 Celadon Group Inc*                69,930      0.30




Total Equity
Investments                      (cost $21,171,730)                  20,677,561    101.30


Demand Notes      Par Value

                    $80,314      American Family Demand Note             80,314      0.40
                                 (1.4124%)

                     15,343      Wisc. Elec. Power Co. D Note            15,343      0.10
                                 (1.4524%)

Total Demand Notes               (Cost $95,657)                          95,657      0.50


Total Investments                (Cost $21,267,387) (a)              20,773,218    101.80%

Liabilities in Excess of Other Assets                                  (364,092)    (1.80)%

Total Net Assets                                                    $20,409,126    100.00%
*Non-income producing security


(a) At September 30, 2002, the cost for federal income tax purposes was $21,637,171. Net unrealized depreciation was as follows:
Gross unrealized appreciation     $1,250,613
Gross unrealized depreciation    $(2,114,566)
Net unrealized depreciation        $(863,953)

See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF ASSETS & LIABILITIES
September 30, 2002

ASSETS
     Investments at Market Value,
        (Identified Cost $21,171,730) (Note 1-A)                    $20,677,561
     Short-Term Investments (Cost $95,657)                               95,657
     Receivable for Fund Shares Sold                                     12,050
     Interest Receivable                                                    377
     Dividends Receivable                                                 5,160
           Total Assets                                              20,790,805


LIABILITIES
     Payable for Fund Shares Purchased                                  349,359
     Advisory Fee Payable (Note 2)                                       17,165
     Administration Fees Payable (Note 2)                                 9,908
     Distribution Fees Payable                                            4,627
     Accrued Expenses                                                       620
           Total Liabilities                                            381,679
NET ASSETS                                                          $20,409,126

NAV AND REPURCHASE PRICE PER SHARE                                        14.70
(Applicable to 1,388,226 shares outstanding, $.0001 par value,
25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE                                          15.39
   (100/95.5 of net asset value)
NET ASSETS
At September 30, 2002, net assets consisted of:
Paid - In Capital                                                    37,741,262
Accumulated Net Realized Loss on Investments                        (16,837,967)
Net Unrealized Depreciation on Investments                             (494,169)
                                                                    $20,409,126
See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INVESTMENT INCOME
    Dividends                                                          $167,802
    Interest                                                             16,156
    Other Income                                                         59,785
TOTAL INVESTMENT INCOME                                                 243,743

EXPENSES
    Administrative Fee (Note 2)                                         142,080
    Management Fee (Note 2)                                             265,441
    12B-1 Fees (Note 2)                                                  66,274
    Custody Fee                                                           6,960
    Interest Expense (Note 4)                                               464
    TOTAL EXPENSES                                                      481,219

NET INVESTMENT LOSS                                                    (237,476)

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
  Net Realized Loss from Security Transactions                       (1,730,723)
  Change in Unrealized Depreciation                                     851,181

NET LOSS ON INVESTMENTS                                                (879,542)

NET DECREASE IN NET ASSETS
    FROM OPERATIONS                                                 $(1,117,018)

See Notes to Financial Statements

Value & Growth Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Year Ended
                                                    September 30,
                                              2002               2001
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net Investment Loss                      $  (237,476)          (111,733)
Net Realized Gain/(Loss) on Investments   (1,730,723)         3,984,708
Change in Unrealized Appreciation on
Investments                                  851,181         (3,831,477)
DECREASE IN NET ASSETS FROM
OPERATIONS                                (1,117,018)            41,498
DISTRIBUTIONS TO SHAREHOLDERS                  -                   -
CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                             12,697,448         26,751,028
  Shares Redeemed                        (18,166,001)       (18,503,561)
INCREASE (DECREASE) FROM
CAPITAL SHARE TRANSACTIONS                (5,468,553)         8,247,467

TOTAL INCREASE (DECREASE) IN NET
ASSETS                                    (6,585,571)         8,288,965
NET ASSETS
  Beginning of Year                       26,994,697         18,705,732
  End of Year                            $20,409,126         26,994,697

(a) CAPITAL SHARE
TRANSACTIONS
  Shares Sold                                730,942          1,588,767
  Shares Redeemed                         (1,124,453)        (1,138,739)
TOTAL INCREASE (DECREASE) IN
SHARES                                      (393,511)           450,028

See Notes to Financial Statements

Value & Growth Portfolio
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                          Year ended September 30,
PER SHARE                          2002     2001     2000     1999     1998
OPERATING
PERFORMANCE

NAV,
BEGINNING  OF YEAR               $15.15    $14.05   $12.85   $13.45   $17.66

Net Investment Loss                (.17)     (.06)    (.05)    (.20)    (.13)
Net Realized and Unrealized
Gains/(Losses)                     (.28)     1.16     1.25     (.40)   (3.20)
TOTAL FROM INVESTMENT
OPERATIONS                         (.45)     1.10     1.20     (.60)   (3.33)

LESS DISTRIBUTIONS
Net Capital Gains                   .00       .00      .00      .00     (.88)

NAV, END OF YEAR                 $14.70    $15.15   $14.05   $12.85   $13.45

TOTAL RETURN
FOR FISCAL YEAR                   (3.0)%     7.8%     9.3%    (8.8)%  (19.7)%

RATIOS
/SUPPLEMENTAL DATA
Net Assets
End of Year ($000)              $20,409    $26,995  $18,706  $31,104  $52,461

RATIOS TO
AVERAGE NET ASSETS
Expenses                           1.81%     1.84%    1.93%    1.72%    1.72%
Net Loss                          (.90)%   (0.46)%  (0.35)%   (0.93%)  (0.93%)
Portfolio Turnover Rate           347.5%    451.6%   284.3%   247.9%   223.6%
Average Debt Per Share              -         $.01     $.05     $.06     $.12
Average Debt Outstanding($000)      $3       $18      $82       $226     $345
Average Shares Outstanding(000)   1,545      1,561    1,530    3,723    2,815


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
September 30, 2002


1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "V&G")
is a series of the Texas Capital Value Funds, Inc, (the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. 	Security Valuation - Portfolio securities that are listed
on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
B. 	Federal Income Taxes - It is the Fund's policy to meet
the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the
Fund intends to pay distributions as required to avoid
imposition of excise tax.  Therefore, no federal income
tax provision is required.
At September 30, 2002, the Fund had a capital loss
carryforward available for federal income tax purposes of $15,488,846, available to offset future gains, if any, of which $7,622,111 expires in 2006, $7,153,295 expires in 2008 and
$713,440 expires in 2010. As of September 30, 2002 there was post-October capital loss deferral of $979,388 which will be recognized in the following tax year.
C. 	Securities Transactions, Investment Income and Other -
 Securities transactions are recorded on the next business
date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
D. 	Distributions to Shareholders.  Distributions from
investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to net operating losses and post-October capital losses.

NOTES TO FINANCIAL STATEMENTS
September 30, 2002

E. 	Accounting Estimates - The preparation of financial
statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.
F. 	Reclassification of Capital Accounts.  The Fund accounts
and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended September 30, 2002, Value & Growth decreased paid-in capital by $237,476 due to Value & Growth experiencing net investment losses. Accumulated net realized loss in investments and net assets were not affected by this change.

2.    TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor,
First Austin Capital Management, Inc., pursuant to which the
Advisor receives a fee, computed daily, at an annual rate of
1.0% of the average daily net assets.The Advisor provides
continuous supervision of the investment portfolio and pays
the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.In addition, the Advisor is acting as the administrator to the Fund. For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million,
 .50% on the next $25 million, .28% on the next $70 million,
..25% on the next $100 million, and .20% for over $200 million
of each series.   The Advisor bears most of the operating
expenses of the Fund including legal, audit, printing, and insurance.

Transactions with Samuels-Chase and Texas Capital
The Advisor owns an interest in Samuels-Chase and Texas Capital, Inc., registered broker-dealers. For the year ending September 30, 2002, V&G transacted $439,667 in commissions through Samuels-Chase and $10,230 through Texas Capital, Inc. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The
Board reviews affiliated transactions quarterly.

NOTES TO FINANCIAL STATEMENTS
September 30, 2002

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the year ending September 30, 2002, the amount paid to the Distributor was $66,274 for V&G.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

3.	PURCHASES AND SALES OF SECURITIES

For the year ending September 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $88,595,291 and $91,537,023, respectively, for the Value & Growth Portfolio.

4.	LINE OF CREDIT

The Fund has a $9 million secured line of credit with Firstar Bank NA. Borrowings under this arrangement bear interest at the bank's prime rate. At September 30, 2002, the Fund had no borrowings outstanding. Based upon balances outstanding during the year, the weighted average interest rate was 4.75% and the weighted average amount outstanding was $3,288.

5.	DISTRIBUTIONS TO SHAREHOLDER

	As of September 30, 2002, the components of distributable earnings on a tax basis was as follows:

Capital Loss Carryforward    $(15,488,846)
Unrealized Depreciation        (1,843,290)
                             $(17,332,136)


There were no distributions paid in fiscal years 2002 and 2001. The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the deferral of losses incurred after October 31.

REPORT OF INDEPENDENT CERTIFIED PUBLIC
ACCOUNTANTS

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "Fund"), a series of shares of the Texas Capital Value Funds, Inc., including the portfolio of investments, as of September 30, 2002, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, the results of its operations for the year then ended , the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
October 25, 2002

BOARD OF DIRECTORS (UNAUDITED)

The Directors of the Fund, their positions held with the Fund and their principal occupations during the past five years are set forth below.

                                                                           Number of
                                                                           Portfolios      Other
                        Position(s)                                        Overseen     Directorships
Name, Age, and          Held with   Term of      Principal Occupation(s)      by          Held by
Address                   Fund       Office        During Past 5 Years     Director       Director

Mark A. Coffelt,
C.F.A, 48
4131 Spicewood          Chairman of  Since     President of First Austin
Springs, Suite I-4      the Board,  November,   Capital Management, Inc.
Austin, TX 78759        President    1996           (1988-Present)             1               0


                                                President and owner of
                                                 Claflin & Associates
                                                   (1985- Present)
                                              Chairperson of the Trustee
Janis A. Claflin, 63                           Program Committee on the
1301 Capital of                                  Board of Directors of the
Texas Highway Ste                               Fetzer Institute (1987-
B-127                                 Since            Present)
Austin, Texas            Independent November    Licensed Marriage and
78746                      Director   1996         Family Therapist           1                0


                                                    CPA-Emergent
                                                 Technologies (2002-
                                                      Present)
                                                 Member-Kelly, Hart &
Edward K. Clark,                                  Hallman (1997-2002)
Attorney, CPA, 52                               Partner-Clark & Clark of
2508 Ashley Worth                     Since    Austin, Texas (1995-1997)
Blvd., Suite 200         Independent November      Certified Public
Austin, TX 78738           Director   1996            Accountant              1                0


                                               President and founder of
                                                Austin Asset Management
                                                    (1990-Present)
                                               CFP from the College for
                                                  Financial Planning
                                                Member of the CFP Board
John Henry                                           of Standards
McDonald, CFP, 55                     Since     President of the Austin
5511 Parkcrest #210      Independent November     Society of Certified
Austin, TX 78731           Director   1996         Financial Planners         1                0
